EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

Targeted Genetics Corporation
1100 Olive Way
Suite 100
Seattle, Washington 98101

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.      This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Targeted Genetics Corporation, a Washington corporation (the “Company”), and the Investor.

2.      The Company has authorized the sale and issuance to certain investors of up to _________ shares (the “Shares”) of its Common Stock, par value $.01 per share (the “Common Stock”), subject to adjustment by the Company’s Board of Directors, or a committee thereof, for a purchase price of $______ per share (the “Purchase Price”).

3.      The offering and sale of the Shares (the “Offering”) are being made pursuant to an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) and a Prospectus Supplement (the “Prospectus Supplement”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to the Investor.

4.      The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares of Common Stock set forth below for the aggregate purchase price set forth below. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

5.      The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[__]	A.	Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and released by Mellon Investor Services LLC, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

THE CITIBANK PRIVATE BANK 153 East 53rd Street New York, NY 10043 ABA # 021-000-089 Account Name: Targeted Genetics Corporation Account Number: 74684142

      – OR –

[__]	B.	Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor at the Closing directly to the account(s) at SG Cowen Securities Corporation identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY SG COWEN SECURITIES CORPORATION OF THE ACCOUNT OR ACCOUNTS AT SG COWEN SECURITIES CORPORATION TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)	CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT SG COWEN SECURITIES CORPORATION TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6.     The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or any of its affiliates and (b) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

______________________________________________________________________________________________
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.     The Investor represents that it has received the final Base Prospectus, dated August 8, 2003, which is a part of the Company’s Registration Statement, prior to or in connection with the receipt of this Agreement.

Number of Shares: _____________________________________

Purchase Price Per Share: $ _______________________________

Aggregate Purchase Price: $ ______________________________

        Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: ___________, 2004

________________________________________
INVESTOR

By: _____________________________________
Print Name: _______________________________
Title: ____________________________________
Address: _________________________________
                   ________________________________
________________________________

Agreed and Accepted
this ___ day of ____________, 2004:

TARGETED GENETICS CORPORATION

By:  __________________________________
Title:  _________________________________

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

        1.     Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

       2.     Agreement to Sell and Purchase the Shares; Placement Agents.

                2.1     At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

                2.2     The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

                2.3     Investor acknowledges that the Company intends to pay SG Cowen Securities Corporation and Roth Capital Partners, LLC (the “Placement Agents”) a fee (the “Placement Fee”) in respect of the sale of Shares to the Investor.

                2.4     The Company has entered into a Placement Agent Agreement (the “Placement Agreement”) with the Placement Agents that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor. A copy of the Placement Agreement is available upon request.

       3.     Closings and Delivery of the Shares and Funds.

                3.1   Closing.     The completion of the purchase and sale of the Shares (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agents, and of which the Investors will be notified in advance by the Placement Agents. At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

                3.2   (a)     Conditions to the Company’s Obligations. The Company’s obligation to issue the Shares to the Investor will be subject to the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

                          (b)     Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including, without limitation, those contained in the Placement Agreement (collectively, the “Company Closing Conditions”). The Investor’s obligations are expressly not conditioned on the purchase by any or all of the other Investors of the Shares that they have agreed to purchase from the Company.

                3.3     Delivery of Funds.

                                 (a)    Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the shares being purchased by the Investor to the following account designated by the Company and the Placement Agents pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of January ___, 2004, by and among the Company, the Placement Agents and Brown Raysman Millstein Felder & Steiner LLP (the “Escrow Agent”):

THE CITIBANK PRIVATE BANK 153 East 53rd Street New York, NY 10043 ABA # 021-000-089 Account Name: Targeted Genetics Corporation Account Number: 74684142

                                 Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agents, of the Company Closing Conditions. The Placement Agents shall have no rights in or to any of the escrowed funds, unless the Placement Agents and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee. The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                                 Investor shall also furnish to the Placement Agents a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

                                 Investor acknowledges that the Escrow Agent acts as counsel to the Placement Agents, and shall have the right to continue to represent the Placement Agents, in any action, proceeding, claim, litigation, dispute, arbitration or negotiation in connection with the Offering, and Investor hereby consents thereto and waives any objection to the continued representation of the Placement Agents by the Escrow Agent in connection therewith based upon the services of the Escrow Agent under the Escrow Agreement, without waiving any duty or obligation the Escrow Agent may have to any other person.

                                 (b)       Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at SG Cowen Securities Corporation to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.

                 3.4     Delivery of Shares.

                                 (a)        Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing Mellon Investor Services LLC, the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agents. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

                                 (b)        Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify SG Cowen Securities Corporation of the account or accounts at SG Cowen Securities Corporation to be credited with the Shares being purchased by such Investor. On the Closing Date, the Company shall deliver the Shares to the Investor directly to the account(s) at SG Cowen Securities Corporation identified by Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC.

       4.     Representations, Warranties and Covenants of the Investor.

                4.1     The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, (b) the Investor has answered all questions on the Signature Page for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date, (c) the Investor, in connection with its decision to purchase the number of Shares set forth on the Signature Page, relied only upon the Base Prospectus, the Prospectus Supplement, the documents incorporated therein by reference, and any representations and warranties of the Company contained herein, and (d) the Investor is an “accredited investor” within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended.

                4.2     The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or any Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agents are not authorized to make and have not made any representation or use any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement.

                4.3     The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                4.4     The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                4.5     The Investor represents, warrants and agrees that it has not engaged in any short selling of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 with respect to the Company’s securities, within the past 10 trading days.

       5.     Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

       6.     Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered as addressed as follows:

(a)	if to the Company, to:

Targeted Genetics Corporation
1100 Olive Way
Suite 100
Seattle, Washington 98101
Attention:  Todd E. Simpson
Phone: 206-623-7612
Telecopy: 206-623-7064

with a copy to:

Dorsey & Whitney LLP
1420 Fifth Avenue
Suite 3400
Seattle, Washington 98101
Attention: Kimberley R. Anderson
Phone: 206-903-8803
Telecopy: 206-903-8820

                                     (b)     if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

       7.     Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

       8.     Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

       9.     Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

       10.     Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

       11.     Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

EXHIBIT A

TARGETED GENETICS CORPORATION

STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

6.	DTC Participant Number

7.	Name of Account at DTC Participant being credited with the Shares

8.	Account Number at DTC Participant being credited with the Shares